Exhibit 10.6

THIRD AMENDMENT TO

AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT (this "Amendment") is made as of March 6, 2016, by and between FARMLAND PARTNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”) and FIRST MIDWEST BANK, an Illinois banking corporation ("Lender").

WITNESSETH:

WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Business Loan Agreement dated as of April 16, 2014, as amended by that certain First Amendment to Amended and. Restated Loan Agreement dated as of February 24, 2015, and by that certain Second Amendment to Amended and Restated. Loan Agreement dated as of July 24, 2015 (as so amended. the "Loan Agreement");

WHEREAS, the Term Loan B  Maturity Date (as defined in the Loan Agreement) is presently established as March 6, 2016, and the parties are considering an extension of the existing credit facilities under the Loan Agreement, but are awaiting the results of Borrower's most recent audit before any determination to extend is made;

WHEREAS, Borrower has asked that Lender extend the Term Loan. B Maturity Date for ninety (90) days so the audit can be completed and the fender can make a determination to further extend (or not) based on (among other things) the audit results; and

WHEREAS, Lender has agreed to extend the Term Loan B Maturity Date for ninety (90) days, subject I Borrower's execution and delivery of this Third Amendment to Amended and Restated Business Loan Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   Definitions.     Capitalized terms used herein and not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.

2.   Amendments to Loan Agreement.

(a)     The Loan Agreement is hereby amended by amending and restating the last sentence of the "Term Loan B" paragraph of the section of the Loan Agreement captioned "Term of Note and Payment Schedule" on page 2 of the Loan Agreement to read as follows: "All unpaid and accrued interest on Term Note B as of March 6, 2016, shall be due and payable in full on March 7, 2016, and all unpaid principal and accrued interest on Term Note B shall be due and payable in full on June 4, 2016 (June 4, 2016 being the "Term Note B Maturity Date", and together with the Term Note A Maturity Date, collectively, the "Maturity Date")." Borrower acknowledges and agrees that the Lender's agreement to so extend the Term Loan B Maturity Date does not obligate the Lender to further amend the Loan Agreement or further extend the maturity of any loan, regardless of the results of the current audit of Borrower.

(b)     In addition, notwithstanding any provision in the Loan Agreement or the related documents, Borrower may prepay the Indebtedness, in whole or in part, without premium or penalty, as long as all outstanding expense reimbursement obligations, all indemnification obligations (if any), and all accrued but unpaid interest is paid before any payment is credited to principal.

(c)     Even though this Amendment is being executed and delivered after March 6, 2016, it is acknowledged and agreed that the parties agreed to extend the Term Loan B Maturity Date as of March 6, 2016, and Borrower has not been in default for failing to pay Term Loan B and interest thereon on March 6, 2016.

3.   Reaffirmation and Confirmation of Security Interests. Borrower hereby confirms to Lender that Borrower has granted to Lender Security Interests in the Collateral, to secure the Indebtedness. Borrower hereby reaffirms its grant of such security interests to Lender for such purpose in all respects.

4.   Representations and Warranties. Borrower hereby represents, warrants and covenants to Lender that:

(a)     Authorization. Borrower is duly authorized to execute and deliver this Amendment and all deliveries required hereunder, and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Agreement as amended and the Related Documents.

(b)     No Conflicts. The execution and delivery of this Amendment and all deliveries required hereunder, and the performance by Borrower of its obligations under the Loan Agreement as amended and the Related Documents do not and will not conflict with any provision of law or of the certificate of limited partnership or partnership agreement of Borrower or of any agreement binding upon Borrower.

(c)     Validity and Binding Effect. This Amendment, the Loan Agreement as amended, and the other Related Documents are the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

(d)    No Events of Default. As of the date hereof, no default or Event of Default under the Loan Agreement as amended or any of the Related Documents has occurred or is continuing.

(e)     Warranties. As of the date hereof, the representations and warranties in the Loan Agreement as amended and the Related Documents are true and correct as though made on such date, except where a different date is specifically indicated.

(f)     Absence of Claim.  To further induce Lender to enter into this Amendment, Borrower hereby acknowledges and agrees that (i) as of the date hereof there is no dispute under the Loan Agreement or Related Documents and (ii) Borrower does not have any claim, defense counterclaim, objection or any cause of action or potential cause of action against. Lender as of the date hereof.

5.    Conditions to Effectiveness. This Amendment shall be deemed to be effective as of the date hereof, subject to the satisfaction of all of the following conditions:

(a)     This Amendment duly authorized and fully executed by Borrowers and Lender shall have been delivered to Lender;

(b)     Lender has received a payment in immediately available funds of all accrued but unpaid interest on Term Note Bas of March 6, 2016;

(c)     Resolutions. Shall have been adopted by the board of directors of Borrower's general partner, authorizing the execution, delivery and performance of this Amendment, and a copy thereof,  certified by Borrower’s general partner’s corporate secretary shall have been delivered to Lender; and

(d)     Such other documents, instruments or agreements as Lender may reasonably request in order to effectuate fully the transactions contemplated herein shall have been duly executed and delivered to Lender.

6.   Costs and Expenses. Borrower will promptly pay, on demand by Lender, all costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys' fees and expenses.

7.   Miscellaneous.

(a)     Captions. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

(b)     Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment

(c)     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document

(d)     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(e)     References. From and after the Amendment Effective Date, any reference to the Loan Agreement or the other Related Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

(f)     Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement which is secured by the Collateral. The Loan Agreement and each of the other Related Documents, except as modified hereby, remain in full force and effect and are hereby reaffirmed in all respects.

(g)     Customer Identification - USA Patriot Act Notice; OFAC and Bank Secrecy Act. Lender hereby notifies Borrower that pursuant to the requirements of the.  USA Patriot Act (Title of Pub. L. 107-56, signed into law October 26, 2001) (the "Act"), and Lender's policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow Lender to identify Borrower in accordance with the Act. In addition, Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls Borrower or any subsidiary of Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC"), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act ("BSA") laws and regulations, as amended.

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IN WITNESS WHEREOF, the parties have executed this Third Amendment to Amended and Restated Business Loan Agreement as of the date first set forth above.

BORROWER:

FARMLAND PARTNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	/s/ Luca Fabbri 3/8/2016
Name: Luca Fabbri
Title: Chief Financial Officer

LENDER:

FIRST MIDWEST BANK, an Illinois banking corporation

By:	[Elligible] 3/8/2016
Name:	[Elligible]
Title:	Senior Vice President

CONSENT AND RATIFICATION OF GUARANTIES

PAUL A, PITTMAN ("Pittman") and JESSE J. HOUGH ("Hough") are limited guarantors of Borrower's Indebtedness to Lender under the terms of that certain Amended and Restated Guaranty (Limited) dated April 16, 2014, made by Pittman and Hough, jointly and severally, in favor of Lender (the "Pittman/Hough Guaranty"). COTTONWOOD VALLEY LAND, LLC, a Nebraska limited liability company ("Cottonwood"), and PH FARMS LLC, an Illinois limited liability company ("PH", and together with Pittman, Hough and Cottonwood, collectively, the "Guarantors" and each a "Guarantor") are unlimited guarantors of Borrower's Indebtedness to Lender under the terms of that certain. Guaranty dated as of April 16, 2014 made by Cottonwood and PH, jointly and severally, in favor of Lender (the "Cottonwood/PH Guaranty", and together with the Pittman/Hough Guaranty, collectively, the "Guaranties" and each a "Guaranty").

Each Guarantor hereby expressly: (a) consents to the execution. by Borrowers and Lender of the above First Amendment to Amended and Restated Business Loan Agreement; (b) acknowledges that he "Obligations" (as defined in each of the Guaranties) includes all of the obligations and liabilities owing from time to time by Borrower to Lender, including, but not limited to, the Loans; (c) acknowledges that such Guarantor does not have any set-off, defense or counterclaim to the payment or performance of any of the obligations of the Borrower under the Loan Agreement or such Guarantor under their respective Guaranty; (d) reaffirms, assumes and binds themselves in all respects to all of the obligation, liabilities, duties, covenants, terms and conditions that are contained in their respective Guaranty; (e) agrees that all such obligations and liabilities under their respective Guaranty shall continue in full force and that the execution and delivery of the above First Amendment to Amended and Restated Business Loan Agreement to, and its acceptance by, Lender shall not in any manner whatsoever (i) impair or affect the liability of any Guarantor to Lender under their respective Guaranty, (ii) prejudice, waive, or be construed to impair, affect, prejudice or waive the rights and abilities of Lender at law, in equity or by statute, against any Guarantor pursuant to their respective Guaranty, and/or (iii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to Lender by any Guarantor under their respective Guaranty; (f) agrees and acknowledges that each and every obligation of each Guarantor is the joint and several obligation of each other Guarantor, and (g) represents and warrants that each of the representations and warranties made by such Guarantor in any of the documents executed in connection with the Loans remain true and correct as of the date hereof.

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/s/ Paul A. Pittman
PAUL A. PITTMAN, personally

/s/ Jesse J. Hough
JESSE J. HOUGH, personally

COTTONWOOD VALLEY LAND, LLC, a Nebraska limited liability company

By:	Farmland Partners Operating Partnership, LP,
a Delaware limited partnership, its sole Member

	By:	Farmland Partners OP GP, LLC,
its sole General Partner

By: Farmland Partners Inc., its sole Member

		By:	/s/ Luca Fabbri 3/8/2016
		Name:	Luca Fabbri
		Title:	Chief Financial Officer, Secretary and Treasurer

PH FARMS LLC, an Illinois limited liability company

By:	Farmland Partners Operating Partnership, LP,
a Delaware limited partnership, its sole Member

	By:	Farmland Partners OP GP, LLC,
its sole General Partner

By: Farmland Partners Inc., its sole Member

		By:	/s/ Luca Fabbri 3/8/2016
		Name:	Luca Fabbri
		Title:	Chief Financial Officer, Secretary and Treasurer